Innovator Equity Dual Directional 10 Buffer ETF - September
Schedule of Investments
January 31, 2026 (Unaudited)

PURCHASED OPTIONS - 120.2% (a)	Notional Amount	Contracts	Value
Call Options - 101.2%
SPDR S&P 500 ETF Trust, Expiration: 08/31/2026; Exercise Price: $6.49 (b)(c)(d)	$22,627,419	327	$22,326,576

Put Options - 19.0%
SPDR S&P 500 ETF Trust (b)(c)(d)
Expiration: 08/31/2026; Exercise Price: $574.09	226,274,190	3,270	2,980,147
Expiration: 08/31/2026; Exercise Price: $645.09	45,254,838	654	1,202,837
Total Put Options			4,182,984
TOTAL PURCHASED OPTIONS (Cost $28,422,859)			26,509,560

TOTAL INVESTMENTS - 120.2% (Cost $28,422,859)			26,509,560
Money Market Deposit Account - 0.4% (e)			88,432
Liabilities in Excess of Other Assets - (20.6)%			(4,550,809)
TOTAL NET ASSETS - 100.0%			$22,047,183

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2026 was 3.45%.

Innovator Equity Dual Directional 10 Buffer ETF - September
Schedule of Written Options
January 31, 2026 (Unaudited)

WRITTEN OPTIONS - (20.6)%	Notional Amount	Contracts	Value
Call Options - (3.3)%
SPDR S&P 500 ETF Trust, Expiration: 08/31/2026; Exercise Price: $726.71 (a)(b)	$(22,627,419)	(327)	$(724,818)

Put Options - (17.3)%
SPDR S&P 500 ETF Trust, Expiration: 08/31/2026; Exercise Price: $580.55 (a)(b)	(271,529,028)	(3,924)	(3,811,028)
TOTAL WRITTEN OPTIONS (Premiums received $7,266,365)			$(4,535,846)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Innovator Equity Dual Directional 10 Buffer ETF - September (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$26,509,560	$–	$26,509,560
Total Investments	$–	$26,509,560	$–	$26,509,560

Liabilities:
Investments:
Written Options	$–	$(4,535,846)	$–	$(4,535,846)
Total Investments	$–	$(4,535,846)	$–	$(4,535,846)

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings as of January 31, 2026 (% of Net Assets)

Purchased Options	$26,509,560	120.2%
Written Options	(4,535,846)	(20.6)
Money Market Deposit Account	88,432	0.4
Liabilities in Excess of Other Assets	(14,963)	0.0
	$22,047,183	100.0%